Exhibit 99.2

June 7, 2005

VIA FACSIMILE

(417) 883-2723

Mr. John Gott

Chairman of the Board

SLS International, Inc.

1600 W. Jackson Street

Ozark, Missouri 65714

Dear John:

Effective immediately, I hereby resign from the Board of Directors of SLS International, Inc.

Dell R. Furano

/s/ DELL R. FURANO

Signatures Network

SF: 415-247-7410

LA: 310 859-7184

SF Fax: 415 247-7415

LA Fax: 310-859-7798

defurano@signaturesnet.com

http://www.SignaturesNetwork.com

cc:

Mr. Larry Goldfarb

Managing Director

BayStar Capital, LLC